Virtus Mid-Cap Value Fund,

a series of Phoenix Equity Trust

Supplement dated October 6, 2008 to the Prospectus

dated June 6, 2008, as supplemented August 6, 2008 and

September 12, 2008, and as revised October 1, 2008,

and to the Statement of Additional Information (“SAI”)

dated June 6, 2008, as supplemented June 19, 2008, August 6, 2008,

September 12, 2008 and September 19, 2008,

and as revised October 1, 2008

IMPORTANT NOTICE TO INVESTORS

The Virtus Mid-Cap Value Fund is now available for purchases by all investors. Therefore, the fund’s current prospectus is hereby amended by deleting the disclosure on page 21 under the subheading “Important Information” that describes the fund being available to current shareholders and new investors only on a limited basis. All other disclosure concerning the fund, including fees and expenses, remains unchanged.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

8018/Open MCVF (10/08)